SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) August 12, 1998

                               ACADIA REALTY TRUST
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             (Exact name of registrant as specified in its charter)


    Maryland                  1-12002                              23-2715194
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(State or other             (Commission                      (I.R.S. Employer
jurisdiction of            File Number)                   Identification No.)
incorporation)

         20 Soundview Marketplace
         Port Washington, New York                                   11050
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(Address of principal executive offices)                          (Zip Code)

                                 (516) 767-8830
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)



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     Registrant hereby amends Item 7 of its Current Report on Form 8-K dated
August 12, 1998 as filed on August 26, 1998 with respect to the required financial statements and pro forma information. Capitalized terms used but not defined herein have the meaning given to each such term in the initial Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired

     Registrant has previously filed audited combined financial statements of The RDC Group as of December 31, 1997 and for the three year period then ended and unaudited combined financial statements of The RDC Group as of March 31, 1998 and for the three-month periods ended March 31, 1998 and 1997 in connection with the filing of the Proxy Statement of Mark Centers Trust dated July 10, 1998, which combined financial statements are incorporated herein by reference.

     (b) Pro Forma Financial Information

     Registrant has previously filed its unaudited pro forma combined balance sheet as of March 31, 1998 and unaudited pro forma combined statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997 in connection with the filing of the Proxy Statement of Mark Centers Trust dated July 10, 1998, which are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ACADIA REALTY TRUST
                                                   (Registrant)

Date:  October 20, 1998                       By:/s/ Ross Dworman
                                                 ------------------------------
                                                 Ross Dworman
                                                 Chairman and
                                                 Chief Executive Officer




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